--------------------------------------------------------------------------------
                                                           INTERNATIONAL MID CAP
--------------------------------------------------------------------------------

      Alliance Worldwide
      Privatization Fund

      Annual Report
      June 30, 2000

                               [GRAPHIC OMITTED]

                                           Alliance Capital Management [LOGO](R)
                                           The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

August 3, 2000

Dear Shareholder:

This report provides you with the performance and market activity for Alliance Worldwide Privatization Fund (the "Fund") for the annual reporting period ended June 30, 2000.

Investment Objectives and Policies

Alliance Worldwide Privatization Fund is an open end fund that seeks to provide investors with long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization, although normally significantly more of its assets will be invested in such securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Morgan Stanley Capital International ("MSCI") World Index (minus the U.S.) and the MSCI Emerging Markets Free ("EMF") Index for the six- and 12-month periods ended June 30, 2000. It also provides performance results for the Fund's composite benchmark, a 65%/35% composite of the MSCI World Index (minus the U.S.) and the MSCI EMF Index, respectively.

Investment Results*
Periods Ended June 30, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Worldwide
Privatization Fund
  Class A                                                      -8.99%     24.26%
--------------------------------------------------------------------------------
  Class B                                                      -9.31%     23.45%
--------------------------------------------------------------------------------
  Class C                                                      -9.31%     23.37%
--------------------------------------------------------------------------------
MSCI World
Index
(minus the U.S.)                                               -2.84%     19.09%
--------------------------------------------------------------------------------
MSCI Emerging
Markets Free
Index                                                          -7.99%      9.47%
--------------------------------------------------------------------------------
65%/35%
Composite:
65% MSCI World
Index
(minus the U.S.) /
35% MSCI
Emerging Markets
Free Index                                                     -4.64%     15.72%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The MSCI World Index (minus the U.S.) is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States. The MSCI EMF Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Fund.

      Additional investment results appear on pages 4-7.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the 12-month period ended June 30, 2000, the Fund significantly outperformed its composite benchmark. The Fund's stock selection was the principal reason for the strong investment results. In particular, the Fund's high relative weighting in telecommunication stocks and in major developed markets, such as in the MSCI EAFE countries, were positive factors. Conversely, during the six-month period, the Fund's relative weighting in European and Japanese telecommunication and cable stocks were the major reason for the Fund's underperformance.

Overall asset allocation had a neutral impact on performance during the six-month period under review. The portfolio's relative underweight position in Japanese equities and the relative overweight position in Latin American equities were positive contributors to performance. The relative overweighting of the other emerging-market regions had a negative effect at the asset allocation level.

Review and Outlook

Equity returns during the six-month period ended June 30, 2000 were negative as global markets went through a period of correction. Following a prolonged phase of exceptionally strong stock market performance, investors became concerned that equity valuations were excessive, resulting in a bout of profit taking with aggressive selling centered around the technology, media and telecommunication sectors. Increased risk aversion led to a rotation out of growth oriented and emerging-market assets in favor of value oriented and defensive assets.

Upwardly trending global interest rates were a further drag on equity returns. Interest rate rises resulted from the strength of the U.S. economy, combined with accelerations in European activity, a robust Asian region underpinned by higher domestic consumption and improved outlooks for Japan and Latin America. Additional fears that inflationary pressure might return to the system further negatively impacted stock market performance.

The overall outlook for the world economy on balance remains positive. Signs that the U.S. economy has started to respond to Federal Reserve action has led most commentators to suggest that the U.S. will see a "soft-landing" with sustained low inflation growth. European and Asian business and consumer confidence continue to improve and a strong showing from Japan's opposition Democratic Party in recent elections may advance the country's reform, liberalization and privatization process. The prospects for equities look bright as valuations across the major markets look appealing following the recent market correction. Additionally, corporate profitability growth should be underpinned by the bright macro outlook and by productivity gains. In our view, fundamental investors are set to be the major beneficiaries as concerns surrounding the interest rate cycle are replaced by a focus on earnings numbers.

Privatization activity has begun to accelerate following a slow start to the year. Asian activity has been particularly strong with China being a notable participant. Encouragingly, we continue to see governments across the


--------------------------------------------------------------------------------
2 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

globe rolling out privatization programs and adopting the privatization ethos. The expansion of industry representation persists as governments seek to extend privatization across the broader economy.

We expect the Fund will be a beneficiary of the strength in privatization activity, and we look forward to participating in the most attractive deals the market offers. We maintain our aim of providing a well diversified, core international fund with exposure to the most exciting and rapidly growing area of the financial markets. Presently, the portfolio maintains positions in approximately 40 countries with close to 100 different issues and representation in approximately 40 different industries.

Thank you for your continued interest and participation in Alliance Worldwide Privatization Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

[PHOTO OMITTED]   John D.
                  Carifa

[PHOTO OMITTED]   Mark H.
                  Breedon

Portfolio Manager, Mark H. Breedon, has over 23 years of investment experience.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
GROWTH OF A $10,000 INVESTMENT
6/30/94* TO 6/30/00

     [The following was represented by a bar chart in the printed material.]

                             <PLOT POINTS TO COME>

Alliance Worldwide Privatization Fund Class A:        $22,213

MSCI World Index (minus the U.S.):                    $18,154

MSCI EMF Index:                                       $10,502

This chart illustrates the total value of an assumed $10,000 investment in Alliance Worldwide Privatization Fund Class A shares (from 6/30/94 to 6/30/00) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The MSCI World Index (minus the U.S.) is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

The MSCI EMF Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.

When comparing Alliance Worldwide Privatization Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Worldwide Privatization Fund.

*     Closest month-end after Fund's Class A share inception date of 6/2/94.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
HISTORY OF RETURNS
ANNUAL PERIODS ENDED 6/30

Alliance Worldwide Privatization Fund
Composite*

                              [BAR CHART OMITTED]

        Alliance Worldwide Privatization Fund - Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                  Alliance Worldwide Privatization Fund  Composite*
--------------------------------------------------------------------------------
      6/30/94**                   -2.50%                    -0.20%
      6/30/95                      4.41%                     1.67%
      6/30/96                     19.16%                    11.87%
      6/30/97                     25.16%                    13.50%
      6/30/98                      9.11%                    -9.40%
      6/30/99                      9.86%                    15.04%
      6/30/00                     24.26%                    15.72%

      Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

* Composite: 65% MSCI World Index (minus the U.S.) / 35% MSCI Emerging Markets Free ("EMF") Index. The MSCI World Index (minus the U.S.) is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States. The MSCI EMF Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Fund.

** The Fund's return for the period ended 6/30/94 is from the Fund's inception date of 6/2/94. The benchmark's return for the period ended 6/30/94 is from 5/31/94 through 6/30/94.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE          PORTFOLIO STATISTICS
(Class A Shares)        Net Assets ($mil): $597.6
6/2/94                  Median Market Capitalization ($mil): $21,994

[PIE CHART OMITTED]     [PIE CHART OMITTED]

SECTOR BREAKDOWN                           SECURITY BREAKDOWN

 8.30%    Basic Industry                    8.59%    American Depositary Receipt
 0.47%    Capital Goods                    82.49%    Common Stock
 0.17%    Consumer Manufacturing            2.44%    Global Depositary Receipt
20.02%    Consumer Service                  2.35%    Preferred Stock
 3.72%    Consumer Staples                  4.13%    Time Deposit
 2.91%    Energy
14.84%    Finance
 4.90%    Health Care
 1.71%    Miscellaneous Consumer
 3.31%    Multi-Industry
10.68%    Technology
 1.48%    Transportation
23.36%    Utilities
 4.13%    Short-Term

All data as of June 30, 2000. The Fund's sector and security breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             1 Year                        24.26%                    18.93%
             5 Years                       17.31%                    16.30%
     Since Inception*                      14.36%                    13.56%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             1 Year                        23.45%                    19.45%
             5 Years                       16.49%                    16.49%
     Since Inception*                      13.56%                    13.56%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             1 Year                        23.37%                    22.37%
             5 Years                       16.47%                    16.47%
     Since Inception*                      16.44%                    16.44%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 6/2/94, Class A, Class B; 2/8/95 Class C.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
June 30, 2000

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
================================================================================
NTT Docomo, Inc.
   Network, Inc.--Provides various
   telecommunication services including
   cellular phones, car phones, pagers
   and packet communication services.                  $ 23,902,021         4.0%
--------------------------------------------------------------------------------
United Pan-Europe Communications
   NV--Owns and operates broadband
   communucations networks in various
   countries in Europe and Israel.                       23,093,254         3.9
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--The company's
   principle area of business is ethical
   pharmaceuticals. The core therapeutic
   areas are cardiovascular disease and
   thrombosis, diseases of the central
   nervous system, cancer, and internal
   medicine.                                             20,259,306         3.4
--------------------------------------------------------------------------------
STMicroelectronics NV--Designs,
   develops, manufactures and markets
   semiconductor integrated circuits
   and discrete devices.                                 19,527,919         3.3
--------------------------------------------------------------------------------
Vodafone Airtouch Plc.--Provides
   mobile telecommunications services,
   including paging, digital and cellular
   telephones.                                           18,080,322         3.0
--------------------------------------------------------------------------------
Akzo Nobel NV--Produces and markets
   chemicals, coatings, polymers,
   catalysts, pulp and paper chemicals,
   salt base chemicals, paint,
   manufactures polymers, catalysts,
   pulp and paper chemicals, salt, base
   chemicals, paint, automobile
   finishes, industrial coatings,
   resins, oral contraceptives,
   antidepressants, cardiovascular
   drugs, diagnostic kits, home
   pregnancy kits and veterinary drugs.                  17,748,986         3.0
--------------------------------------------------------------------------------
Japan Tobacco, Inc.--Manufactures
   and distributes tobacco products
   under exclusive government contract
   within Japan.                                         17,717,462         3.0
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.--
   Provides telecommunication services,
   including telephone, telegraph,
   leased circuits and other related
   services within Japan.                                17,082,858         2.8
--------------------------------------------------------------------------------
Daiwa Securities Group, Inc.--Provides
   financial services such as brokerage,
   underwriting, and distribution of
   securities.                                           16,645,155         2.8
--------------------------------------------------------------------------------
Telefonos de Mexico, SA Cl. L (ADR)--
   Provides domestic and international
   long-distance, as well as local
   telephone service throughout Mexico.                  14,647,878         2.4
--------------------------------------------------------------------------------
                                                       $188,705,161        31.6%


--------------------------------------------------------------------------------
8 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
June 30, 2000

                                                                      Percent of
                                                       U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Basic Industries                                      $  49,246,890         8.2%
--------------------------------------------------------------------------------
Capital Goods                                             2,816,509         0.5
--------------------------------------------------------------------------------
Consumer Manufacturing                                    1,000,000         0.2
--------------------------------------------------------------------------------
Consumer Services                                       118,778,750        19.9
--------------------------------------------------------------------------------
Consumer Staples                                         22,064,690         3.7
--------------------------------------------------------------------------------
Energy                                                   17,293,981         2.9
--------------------------------------------------------------------------------
Finance                                                  88,065,019        14.7
--------------------------------------------------------------------------------
Healthcare                                               29,046,356         4.8
--------------------------------------------------------------------------------
Miscellaneous Consumer                                   10,141,623         1.7
--------------------------------------------------------------------------------
Multi-Industry                                           19,630,773         3.3
--------------------------------------------------------------------------------
Technology                                               63,346,229        10.6
--------------------------------------------------------------------------------
Transportation                                            8,784,661         1.5
--------------------------------------------------------------------------------
Utilities                                               138,629,245        23.2
--------------------------------------------------------------------------------
Total Investments*                                      568,844,726        95.2
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                 28,771,068         4.8
--------------------------------------------------------------------------------
Net Assets                                            $ 597,615,794       100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks & Other Investments-95.2%
Argentina-0.7%
Nortel Inversora, SA (ADR)..................           218,000    $   4,142,000
                                                                  -------------

Australia-1.4%
Commonwealth Serum Lab, Ltd. ...............           325,000        6,412,300
TABCORP Holdings, Ltd. .....................           340,000        1,949,424
                                                                  -------------
                                                                      8,361,724
                                                                  -------------
Austria-1.3%
Austria Tabakwerke AG.......................            58,600        2,165,907
Bank Austria AG.............................           118,600        5,764,156
                                                                  -------------
                                                                      7,930,063
                                                                  -------------
Brazil-5.8%
Celular CRT Participacoes, SA pfd(a)........           894,362          391,764
Companhia Paranaense de Energia (ADR)(a)....           215,000        2,002,188
Companhia Riograndense de
   Telecomunicacoes Cl. A pfd(a)............            94,362           31,916
Embratel Participacoes, SA (ADR)............           145,000        3,425,625
Gerdau, SA pfd..............................       493,583,870        6,020,984
Gerdau Metalurgica, SA pfd..................       346,018,968        7,482,528
Investimentos Itau, SA......................           800,000          776,268
Tele Celular Sul Participacoes, SA(a).......            78,900        3,570,225
Tele Centro Sul Participacoes, SA (ADR).....            71,000        5,187,438
Telemig Celular Participacoes, SA (ADR).....            26,300        1,880,450
Telesp Celular Participacoes, SA............            85,000        3,814,375
                                                                  -------------
                                                                     34,583,761
                                                                  -------------
Chile-0.7%
Compania de Telecommunicaciones de
   Chile (ADR)..............................           240,000        4,350,000
                                                                  -------------
China-0.3%
Beijing Capital International Airport
   Company, Ltd.(a).........................         9,508,000        1,805,123
                                                                  -------------
Croatia-0.4%
Pliva D.D. (GDR)(a).........................           230,000        2,374,750
                                                                  -------------
Cyprus-0.1%
Premier Telesports(a)(b)....................            85,000          404,855
                                                                  -------------
Czech Republic-0.5%
Ceske Radiokommunikace AS(a)................            70,000        3,119,966
                                                                  -------------
Egypt-0.4%
Eastern Company for Tobacco & Cigarettes....           100,000        2,181,320
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Finland-2.1%
Sonera Oyj..................................           271,500    $  12,349,625
                                                                  -------------
France-10.6%
BNP Paribas.................................           119,300       11,455,434
Eramet SLN..................................            57,500        2,437,465
   New Shares(a)............................               579           23,916
Sanofi-Synthelabo, SA.......................           426,200       20,259,306
STMicroelectronics NV.......................           310,600       19,527,919
Total Fina, Elf Series B....................            60,622        9,274,412
                                                                  -------------
                                                                     62,978,452
                                                                  -------------
Germany-2.2%
Deutsche Lufthansa AG.......................           143,000        3,337,434
MVV Energie AG...........................           277,400        3,699,517
Stinnes AG..................................           302,000        6,041,389
                                                                  -------------
                                                                     13,078,340
                                                                  -------------
Ghana-0.1%
Social Security Bank, Ltd.(a)...............         2,000,000          703,802
                                                                  -------------
Greece-0.4%
Hellenic Telecommunications Organization,
   SA (ADR)(a)..............................           187,800        2,288,813
                                                                  -------------
Hong Kong-3.4%
China Merchants Holdings International, Ltd.         2,262,000        1,552,396
China Mobile (Hong Kong), Ltd.(a)...........         1,116,000        9,842,217
China Resources Enterprises, Ltd. ..........         2,764,000        3,315,169
Citic Pacific, Ltd. ........................         1,028,000        5,393,522
                                                                  -------------
                                                                     20,103,304
                                                                  -------------
India-1.3%
ICICI Bank, Ltd. (ADR)(a)...................           183,100        2,654,950
ICICI, Ltd. (ADR)...........................           102,000        1,912,500
Mahanagar Telephone Nigam, Ltd. (GDR).......           335,700        3,419,944
                                                                  -------------
                                                                      7,987,394
                                                                  -------------
Italy-2.3%
AEM SpA ....................................         1,284,000        5,076,024
Enel SpA ...................................           950,000        4,199,061
ENI SpA ....................................           800,000        4,610,584
                                                                  -------------
                                                                     13,885,669
                                                                  -------------
Japan-16.3%
Daiwa Securities Group, Inc. ...............         1,262,000       16,645,155
Japan Tobacco, Inc. ........................             2,020       17,717,462
Nippon Telegraph & Telephone Corp. .........             1,286       17,082,858
Nomura Securities Co., Ltd. ................           464,000       11,343,728
NTT Data Corp. .............................             1,042       10,700,269
NTT Docomo, Inc. ...........................               884       23,902,021
                                                                  -------------
                                                                     97,391,493
                                                                  -------------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Lithuania-0.5%
Lietuvos Telekomas(a) ......................           441,000    $   2,932,650
                                                                  -------------
Malawi-0.0%
Press Corp., Ltd. (GDR)(a)(c) ..............            85,000          255,000
                                                                  -------------
Malaysia-0.6%
Telekom Malaysia Berhad ....................         1,000,000        3,447,368
                                                                  -------------
Mexico-5.5%
Grupo Financiero Bancomer, SA de CV ........         1,550,000          787,362
Grupo Financiero Banorte, SA de CV Series O(a)       6,635,277        9,167,913
Grupo Iusacell, SA(a) ......................           212,614        3,322,094
Telefonos de Mexico, SA Cl. L (ADR) ........           256,418       14,647,878
Tubos de Acero de Mexico, SA (ADR) .........           338,000        4,689,750
                                                                  -------------
                                                                     32,614,997
                                                                  -------------
Netherlands-11.0%
Akzo Nobel NV ..............................           418,700       17,748,986
ING Groep NV ...............................           179,034       12,074,784
United Pan-Europe Communications NV(a) .....           885,080       23,093,254
World Online International NV(a) ...........         1,077,300       12,930,573
                                                                  -------------
                                                                     65,847,597
                                                                  -------------
Peru-0.3%
Explosivos, SA(b) ..........................         1,780,057        1,595,033
Ferreyros, SA(a) ...........................         1,430,661          455,350
Tecsur, SA Cl. B(a)(b) .....................           199,535           52,637
                                                                  -------------
                                                                      2,103,020
                                                                  -------------
Poland-1.1%
Orbis, SA(a) ...............................           477,220        3,692,839
Polski Koncern Naftowy, SA (GDR) ...........           323,000        3,036,200
                                                                  -------------
                                                                      6,729,039
                                                                  -------------
Portugal-0.6%
Soporcel-Sociedade Portuguesa de
   Papel, SA(a) ............................           293,450        3,801,750
                                                                  -------------
Romania-0.0%
Societatea, SA(a)(b) .......................            30,454          114,033
                                                                  -------------
Russia-0.5%
Mobile Telesystems (ADR)(a) ................           123,000        2,905,875
                                                                  -------------
Singapore-1.9%
Development Bank of Singapore, Ltd. ........           292,535        3,759,350
SIA Engineering Company, Ltd.(a) ...........         2,508,000        2,816,510
Singapore Airport Terminal Services, Ltd.(a)         1,572,000        1,910,970
Singapore Press Holdings, Ltd. .............           199,000        3,110,275
                                                                  -------------
                                                                     11,597,105
                                                                  -------------


--------------------------------------------------------------------------------
12 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

South Korea-4.8%
Housing Commercial Bank, Korea (GDR)(d) ....           232,400    $   5,420,730
Kookmin Bank ...............................           186,000        2,368,736
Korea Telecom Corp. (ADR) ..................           108,189        5,233,643
Pohang Iron & Steel Co., Ltd. ..............            19,600        1,708,616
SK Telecom Co., Ltd. .......................            42,000       13,748,571
                                                                  -------------
                                                                     28,480,296
                                                                  -------------
Spain-4.5%
Aldeasa, SA ................................           136,100        2,366,092
Amadeus Global Travel Distribution, SA .....           890,900       10,141,622
Indra Sistemas, SA .........................           217,800        4,971,132
Repsol, SA .................................           275,700        5,475,873
Terra Networks, SA(a) ......................            98,400        3,796,302
                                                                  -------------
                                                                     26,751,021
                                                                  -------------
Sweden-1.6%
Tele1 Europe Holding AB(a) .................           761,120        9,305,488
                                                                  -------------
Switzerland-0.4%
Swisscom AG ................................             7,000        2,421,478
                                                                  -------------
Taiwan-2.2%
China Steel Corp. ..........................         4,900,000        3,349,064
Taiwan Semiconductor Manufacturing Co.(a) ..         2,080,256        9,885,025
                                                                  -------------
                                                                     13,234,089
                                                                  -------------
Trinidad & Tobago-0.0%
B.W.I.A. International Airways, Ltd.(a)(c) .         2,727,272               -0-
                                                                  -------------
Turkey-0.5%
Turkiye Is Bankasi Series C ................       151,255,200        3,230,152
                                                                  -------------
United Kingdom-8.1%
BP Amoco Plc ...............................           435,000        4,171,324
British Airways Plc ........................           676,000        3,885,310
British Energy Plc. Deferred Shares(a) .....           667,000               -0-
British Telecommunications Plc .............           611,000        7,892,134
Energis Plc.(a) ............................            86,200        3,230,754
Kingston Communications (Hull) Plc.(a) .....           164,100        1,613,308
Mersey Docks & Harbour Co. .................           378,650        2,743,272
National Grid Group Plc ....................           657,000        5,177,242
PowerGen Plc ...............................           197,440        1,687,248
Vodafone Airtouch Plc ......................         4,477,128       18,080,322
                                                                  -------------
                                                                     48,480,914
                                                                  -------------
United States-0.8%
Near East International LLC(c) .............                10        1,000,000
United Customer Management Solutions(b) ....         3,929,640        3,572,400
                                                                  -------------
                                                                      4,572,400
                                                                  -------------
Total Common Stocks & Other Investments
   (cost $444,433,176) .....................                        568,844,726
                                                                  -------------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
--------------------------------------------------------------------------------

Time Deposit-4.1%
Societe Generale
   7.00%, 7/03/00
   (cost $24,500,000) ......................           $24,500    $  24,500,000
                                                                  -------------
Total Investments-99.3%
   (cost $468,933,176) .....................                        593,344,726
Other assets less liabilities-0.7% .........                          4,271,068
                                                                  -------------
Net Assets-100% ............................                      $ 597,615,794
                                                                  =============

(a)   Non-income producing security.

(b)   Illiquid securities, valued at fair value.

(c)   Restricted and illiquid securities, valued at fair value (see Notes A &
      G).

(d) This security is exempt from registration under Rule 144A of the Securitities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000 this security amounted to $5,420,730 or 0.9% of net assets.

      Glossary of terms:

      ADR - American Depositary Receipt.

      GDR - Global Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000

Assets
Investments in securities, at value
   (cost $468,933,176) .......................................    $ 593,344,726
Cash .........................................................           49,270
Foreign cash, at value (cost $4,794,643) .....................        4,722,851
Receivable for capital stock sold ............................        3,348,781
Receivable for investment securities sold ....................        2,222,615
Dividends and interest receivable ............................        1,701,387
                                                                  -------------
Total assets .................................................      605,389,630
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................        3,377,840
Payable for investment securities purchased ..................        3,133,706
Advisory fee payable .........................................          490,245
Distribution fee payable .....................................          262,146
Accrued expenses .............................................          509,899
                                                                  -------------
Total liabilities ............................................        7,773,836
                                                                  -------------
Net Assets ...................................................    $ 597,615,794
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      44,634
Additional paid-in capital ...................................      414,778,488
Accumulated net investment loss ..............................         (184,168)
Accumulated net realized gain on investments and
   foreign currency transactions .............................       58,640,082
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......      124,336,758
                                                                  -------------
                                                                  $ 597,615,794
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($394,664,858 / 29,093,224 shares of capital stock
   issued and outstanding) ...................................           $13.57
Sales Charge--4.25% of public offering price .................              .60
                                                                         ------
Maximum offering price .......................................           $14.17
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($160,847,267 / 12,320,703 shares of capital stock
   issued and outstanding) ...................................           $13.06
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($39,597,594 / 3,035,147 shares of capital stock
   issued and outstanding) ...................................           $13.05
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,506,075 / 185,292 shares of capital stock
   issued and outstanding) ...................................           $13.53
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $859,276) ...................    $   7,322,568
Interest ...................................          724,491     $   8,047,059
                                                -------------
Expenses
Advisory fee ...............................        5,639,852
Distribution fee - Class A .................        1,152,931
Distribution fee - Class B .................        1,466,148
Distribution fee - Class C .................          306,261
Transfer agency ............................        1,125,925
Custodian ..................................          885,051
Administrative .............................          144,000
Printing ...................................          142,554
Audit and legal ............................          107,482
Registration ...............................           71,846
Directors' fees ............................           21,000
Miscellaneous ..............................           17,886
                                                -------------
Total expenses .............................       11,080,936
Less: expense offset arrangement
   (see Note B) ............................          (58,217)
                                                -------------
Net expenses ...............................                         11,022,719
                                                                  -------------
Net investment loss ........................                         (2,975,660)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investments
   (Net of foreign capital gain taxes of
     $795,000) .............................                         80,702,344
Net realized gain on foreign currency
   transactions ............................                             28,572
Net change in unrealized appreciation/
   depreciation of:
   Investments .............................                         28,964,114
   Foreign currency denominated assets
     and liabilities .......................                            (13,931)
                                                                  -------------
Net gain on investments and foreign
   currency transactions ...................                        109,681,099
                                                                  -------------
Net Increase in Net Assets
   from Operations .........................                      $ 106,705,439
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    June 30,         June 30,
                                                      2000             1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (2,975,660)   $  (1,062,084)
Net realized gain on investments and
   foreign currency transactions .............      80,730,916       26,631,746
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities ...........................      28,950,183        3,652,247
                                                 -------------    -------------
Net increase in net assets from operations ...     106,705,439       29,221,909
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................              -0-      (3,960,735)
   Class B ...................................              -0-        (437,988)
   Class C ...................................              -0-         (94,004)
   Advisor Class .............................              -0-         (20,394)
Net realized gain on investments
   Class A ................................     (28,814,407)     (53,210,205)
   Class B ...................................     (10,666,722)     (17,946,553)
   Class C ...................................      (2,042,364)      (3,142,307)
   Advisor Class .............................        (168,326)        (196,625)
Capital Stock Transactions
Net increase (decrease) ......................      52,981,883     (123,251,264)
                                                 -------------    -------------
Total increase (decrease) ....................     117,995,503     (173,038,166)
Net Assets
Beginning of period ..........................     479,620,291      652,658,457
                                                 -------------    -------------
End of period ................................   $ 597,615,794    $ 479,620,291
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

NOTE A

Significant Accounting Policies

Alliance Worldwide Privatization Fund, Inc. (the "Fund") organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter,(but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
18 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax adjustments on passive foreign investment companies sold by the Fund, resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and a corresponding decrease in accumulated net investment loss. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $144,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $700,527 for the year ended June 30, 2000.

For the year ended June 30, 2000, the Fund's expenses were reduced by $58,217 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $21,509 from the sale of Class A shares and $31,259, $190,705 and $7,361 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2000. Brokerage commissions paid on investment transactions for the year ended June 30, 2000, amounted to $1,809,942, of which $4,458 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by


--------------------------------------------------------------------------------
20 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the Fund in the amount of $7,123,959 and $927,952 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $363,636,244 and $375,840,512, respectively, for the year ended June 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $163,945,645 and gross unrealized depreciation of investments was $39,534,095 resulting in net unrealized appreciation of $124,411,550, excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2000 the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                       ---------------------------    ------------------------------
                                 Shares                           Amount
                       ---------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                         June 30,         June 30,         June 30,         June 30,
                             2000             1999             2000             1999
                       -------------------------------------------------------------
Class A
Shares sold            12,390,206       20,129,070    $ 172,489,972    $ 220,466,098
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         1,538,235        3,254,908       19,320,231       32,569,021
------------------------------------------------------------------------------------
Shares converted
  from Class B            407,811           64,507        5,372,657          724,710
------------------------------------------------------------------------------------
Shares redeemed       (13,985,873)     (31,626,451)    (191,688,292)    (346,387,403)
------------------------------------------------------------------------------------
Net increase
  (decrease)              350,379       (8,177,966)   $   5,494,568    $ (92,627,574)
====================================================================================

Class B
Shares sold             4,061,589        1,893,631    $  55,599,243    $  20,245,038
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           783,921        1,107,404        9,516,807       10,841,481
------------------------------------------------------------------------------------
Shares converted
  to Class A             (415,048)         (66,200)      (5,372,657)        (724,710)
------------------------------------------------------------------------------------
Shares redeemed        (2,316,322)      (5,371,341)     (30,143,341)     (57,094,013)
------------------------------------------------------------------------------------
Net increase
  (decrease)            2,114,140       (2,436,506)   $  29,600,052    $ (26,732,204)
====================================================================================

Class C
Shares sold             2,138,310          814,567    $  29,302,427    $   8,966,825
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           157,926          227,787        1,915,646        2,230,039
------------------------------------------------------------------------------------
Shares redeemed        (1,035,466)      (1,421,031)     (14,010,354)     (15,010,418)
------------------------------------------------------------------------------------
Net increase
  (decrease)            1,260,770         (378,677)   $  17,207,719    $  (3,813,554)
====================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                       ---------------------------    ------------------------------
                                 Shares                           Amount
                       ---------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                         June 30,         June 30,         June 30,         June 30,
                             2000             1999             2000             1999
                       -------------------------------------------------------------
Advisor Class
Shares sold               287,647          387,963    $   3,893,507    $   4,202,308
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             9,937           18,391          124,107          183,179
------------------------------------------------------------------------------------
Shares redeemed          (249,097)        (405,419)      (3,338,070)      (4,463,419)
------------------------------------------------------------------------------------
Net increase
  (decrease)               48,487              935    $     679,544    $     (77,932)
====================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

NOTE G

Restricted Securities

                                                   Date Acquired     U.S. $ Cost
                                                   =============     ===========
B.W.I.A. International Airways..........               2/21/95       $ 2,999,999
Near East International LLC. ...........               9/29/95         1,000,000
Press Corp., Ltd. (GDR).................               3/10/98           901,850

The securities shown above are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.

The value of these securities at June 30, 2000 was $1,255,000 representing 0.2% of total net assets.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2000.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ------------------------------------------------------------------------------
                                                                                  Class A
                                               ------------------------------------------------------------------------------
                                                                               Year Ended June 30,
                                                   2000               1999               1998            1997            1996
                                               ------------------------------------------------------------------------------
Net asset value,beginning of period .....        $11.84             $12.67             $13.26          $12.13          $10.18
                                               ------------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a) .........          (.04)               -0-                .10             .15             .10
Net realized and unrealized gain on
  investments and foreign currency
  transactions ..........................          2.83                .93                .85            2.55            1.85
                                               ------------------------------------------------------------------------------
Net increase in net asset value
  from operations .......................          2.79                .93                .95            2.70            1.95
                                               ------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....            -0-              (.12)              (.18)           (.15)             -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions ..........................         (1.06)             (1.64)             (1.36)          (1.42)             -0-
                                               ------------------------------------------------------------------------------
Total dividends and distributions .......         (1.06)             (1.76)             (1.54)          (1.57)             -0-
                                               ------------------------------------------------------------------------------
Net asset value, end of period ..........        $13.57             $11.84             $12.67          $13.26          $12.13
                                               ==============================================================================
Total Return
Total investment return based on
  net asset value(b) ....................         24.26%              9.86%              9.11%          25.16%          19.16%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $394,665           $340,194           $467,960        $561,793        $672,732
Ratio of expenses to average net assets .          1.74%(c)           1.92%(c)           1.73%           1.72%           1.87%
Ratio of expenses to average net assets
  excluding interest expense ............          1.74%(c)           1.92%(c)           1.73%           1.71%           1.85%
Ratio of net investment income (loss) to
  average net assets ....................          (.31)%             (.01)%              .80%           1.27%            .95%
Portfolio turnover rate .................            67%                58%                53%             48%             28%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                ------------------------------------------------------------------------------
                                                                                   Class B
                                                ------------------------------------------------------------------------------
                                                                                Year Ended June 30,
                                                    2000               1999               1998            1997           1996
                                                ------------------------------------------------------------------------------
Net asset value, beginning of period .....        $11.50             $12.37             $13.04          $11.96          $10.10
                                                ------------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a)  .........          (.13)              (.08)               .02             .08            (.02)
Net realized and unrealized gain on
  investments and foreign currency
  transactions ...........................          2.75                .89                .82            2.50            1.88
                                                ------------------------------------------------------------------------------
Net increase in net asset value
  from operations ........................          2.62                .81                .84            2.58            1.86
                                               -------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....            -0-              (.04)              (.15)           (.08)             -0-
Distributions from net realized gains
  on investments and foreign
  currency transactions ..................         (1.06)             (1.64)             (1.36)          (1.42)             -0-
                                                ------------------------------------------------------------------------------
Total dividends and distributions ........         (1.06)             (1.68)             (1.51)          (1.50)             -0-
                                                ------------------------------------------------------------------------------
Net asset value, end of period ...........        $13.06             $11.50             $12.37          $13.04          $11.96
                                                ==============================================================================
Total Return
Total investment return based on net asset
  value(b) ............................         23.45%              8.91%              8.34%          24.34%          18.42%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $160,847           $117,420           $156,348        $121,173         $83,050
Ratio of expenses to average net assets ..          2.47%(c)           2.63%(c)           2.45%           2.43%           2.83%
Ratio of expenses to average net assets
  excluding interest expense .............          2.47%(c)           2.63%(c)           2.45%           2.42%           2.82%
Ratio of net investment income (loss) to
  average net assets .....................         (1.02)%            (1.43)%              .20%            .66%           (.20)%
Portfolio turnover rate ..................            67%                58%                53%             48%             28%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                -------------------------------------------------------------------------
                                                                                Class C
                                                -------------------------------------------------------------------------
                                                                            Year Ended June 30,
                                                   2000              1999              1998           1997           1996
                                                -------------------------------------------------------------------------
Net asset value, beginning of period .....       $11.50            $12.37            $13.04         $11.96         $10.10
                                                -------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a)  .........         (.12)             (.08)              .05            .12            .03
Net realized and unrealized gain on
  investments and foreign currency
  transactions ...........................         2.73               .89               .79           2.46           1.83
                                                -------------------------------------------------------------------------
Net increase in net asset value
  from operations ........................         2.61               .81               .84           2.58           1.86
                                                -------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....           -0-             (.04)             (.15)          (.08)            -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................        (1.06)            (1.64)            (1.36)         (1.42)            -0-
                                                -------------------------------------------------------------------------
Total dividends and distributions ........        (1.06)            (1.68)            (1.51)         (1.50)            -0-
                                                -------------------------------------------------------------------------
Net asset value, end of period ...........       $13.05            $11.50            $12.37         $13.04         $11.96
                                                =========================================================================
Total Return
Total investment return based on net asset
  value(b) ...............................        23.37%             8.91%             8.34%         24.33%         18.42%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $39,598           $20,397           $26,635        $12,929         $2,383
Ratio of expenses to average net assets ..         2.44%(c)          2.63%(c)          2.44%          2.42%          2.57%
Ratio of expenses to average net assets
  excluding interest expense .............         2.44%(c)          2.62%(c)          2.44%          2.41%          2.57%
Ratio of net investment income (loss) to
  average net assets .....................        (0.94)%           (1.44)%             .38%          1.06%           .63%
Portfolio turnover rate ..................           67%               58%               53%            48%            28%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ------------------------------------------
                                                                        Advisor Class
                                                          ------------------------------------------
                                                                                          October 2,
                                                                 Year Ended June 30,      1996(d) to
                                                          --------------------------------  June 30,
                                                            2000         1999         1998      1997
                                                          ------------------------------------------
Net asset value,beginning of period ................      $11.77       $12.63       $13.23    $12.14
                                                          ------------------------------------------
Income From Investment Operations
Net investment income(a) ...........................          -0-         .02          .19       .18
Net realized and unrealized gain on investments
  and foreign currency transactions ................        2.82          .93          .80      2.52
                                                          ------------------------------------------
Net increase in net asset value from operations ....        2.82          .95          .99      2.70
                                                          ------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ...............          -0-        (.17)        (.23)     (.19)
Distributions from net realized gains on investments
  and foreign currency transactions ................       (1.06)       (1.64)       (1.36)    (1.42)
                                                          ------------------------------------------
Total dividends and distributions ..................       (1.06)       (1.81)       (1.59)    (1.61)
                                                          ------------------------------------------
Net asset value, end of period .....................      $13.53       $11.77       $12.63    $13.23
                                                          ==========================================
Total Return
Total investment return based on net asset value(b)        24.68%       10.12%        9.48%    25.24%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........      $2,506       $1,610       $1,716      $374
Ratio of expenses to average net assets ............        1.43%(c)     1.62%(c)     1.45%     1.96%(e)
Ratio of expenses to average net assets excluding
  interest expense .................................        1.43%(c)     1.62%(c)     1.45%     1.95%(e)
Ratio of net investment income to average net assets        0.01%         .37%        1.48%     2.97%(e)
Portfolio turnover rate ............................          67%          58%          53%       48%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended June 30, 2000 and the year ended June 30, 1999, the ratios of expenses to average net assets were 1.73% and 1.91% for Class A shares, 2.46% and 2.62% for Class B shares, 2.43% and 2.61% for Class C shares and 1.42% and 1.61% for Advisor Class shares, respectively.

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Worldwide Privatization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Worldwide Privatization Fund, Inc. (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 8, 2000

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $18,932,898 of long term capital gain distributions during the fiscal year ended June 30, 2000, subject to the maximum tax rate of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended June 30, 2000 is $618,737. The gross foreign source income for information reporting purposes is $8,906,335.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
30 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio and Alliance Select Investor Series Biotechnology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1))
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Mark H. Breedon, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Jean Van De Walle, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller
Michael Levy, Assistant Vice President

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio
Bio Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
34 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Worldwide Privatization Fund                            ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital Management [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WWPAR600